SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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Landstar System, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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LANDSTAR SYSTEM, INC.

13410 Sutton Park Drive South
Jacksonville, Florida 32224

March 24, 2004

To the Stockholders of Landstar System, Inc.:

      You are cordially invited to attend the Annual Meeting of Stockholders of Landstar System, Inc., on Thursday, May 13, 2004, at 10:00 AM, local time, to be held in the first floor conference room of the principal offices of Landstar System, Inc., at 13410 Sutton Park Drive South, Jacksonville, Florida 32224. A notice of meeting, a proxy card, the 2003 Annual Report and a Proxy Statement containing information about the matters to be acted upon are enclosed. It is important that your shares be represented at the meeting. Accordingly, I urge you to sign and date the enclosed proxy card and promptly return it in the enclosed pre-addressed, postage-paid envelope even if you are planning to attend the meeting.

      I look forward to the Annual Meeting of Stockholders, and I hope you will attend the meeting or be represented by proxy.

JEFFREY C. CROWE
Chairman of the Board and Chief Executive Officer

INTRODUCTION
RECORD DATE
PROXIES
PROXY SOLICITATION
STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS
VOTING SECURITIES
PROPOSAL NUMBER ONE -- ELECTION OF DIRECTORS
THE BOARD RECOMMENDS A VOTE FOR THIS PROPOSAL
DIRECTORS OF THE COMPANY
INFORMATION REGARDING BOARD OF DIRECTORS AND COMMITTEES
REPORT OF THE AUDIT COMMITTEE
EXECUTIVE OFFICERS OF THE COMPANY
COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS
REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION
PERFORMANCE COMPARISON
SECURITY OWNERSHIP BY MANAGEMENT AND OTHERS
PROPOSAL NUMBER TWO -- RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
THE BOARD RECOMMENDS A VOTE FOR THIS PROPOSAL
PROPOSAL NUMBER THREE -- PROPOSAL TO AMEND COMPANY’S CERTIFICATE OF INCORPORATION TO INCREASE AUTHORIZED SHARES OF COMMON STOCK
THE BOARD RECOMMENDS A VOTE FOR THIS PROPOSAL
STOCKHOLDER PROPOSALS
DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS
OTHER MATTERS

LANDSTAR SYSTEM, INC.

13410 Sutton Park Drive South
Jacksonville, Florida 32224

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held May 13, 2004

      Notice is hereby given that the 2004 Annual Meeting of Stockholders of Landstar System, Inc., a Delaware corporation (the “Company”), will be held in the First Floor Conference Room of the principal offices of Landstar System, Inc., at the above address, on Thursday, May 13, 2004, at 10:00 a.m., local time, for the following purposes:

      (1) To elect three Class II Directors for terms to expire at the 2007 Annual Meeting of Stockholders;

      (2) To ratify the appointment of KPMG LLP as the Company’s independent auditors for fiscal year 2004;

      (3) To consider approval of an amendment to Article IV of the Company’s Restated Certificate of Incorporation, as amended, to increase the authorized shares of Common Stock of the Company; and

      (4) To transact such other business as may properly come before the meeting or any adjournment thereof.

      Only stockholders of record at the close of business on March 19, 2004 will be entitled to notice of and to vote at the meeting. A list of stockholders eligible to vote at the meeting will be available for inspection at the meeting at the address set forth above and during business hours from May 3, 2004 to the date of the meeting at the Company’s corporate headquarters as set forth above.

      All stockholders are cordially invited to attend the meeting in person. Whether you expect to attend the Annual Meeting or not, your proxy vote is very important. To assure your representation at the meeting, please sign and date the enclosed proxy card and return it promptly in the enclosed envelope, which requires no additional postage if mailed in the United States or Canada.

By Order of the Board of Directors

/s/ Robert C. LaRose
ROBERT C. LAROSE
Vice President, Chief Financial Officer and Secretary

Jacksonville, Florida

March 24, 2004

IT IS IMPORTANT THAT THE ENCLOSED PROXY CARD BE COMPLETED

AND RETURNED PROMPTLY

LANDSTAR SYSTEM, INC.

PROXY STATEMENT

March 24, 2004

INTRODUCTION

      This Proxy Statement is furnished to the stockholders of Landstar System, Inc. (the “Company”) in connection with the solicitation of proxies on behalf of the Board of Directors of the Company (the “Board”) to be voted at the Annual Meeting of Stockholders to be held on Thursday, May 13, 2004 at 10:00 a.m., local time (the “2004 Annual Meeting”). The 2003 Annual Report to Stockholders (which does not form a part of the proxy solicitation material), including the financial statements of the Company for fiscal year 2003, is enclosed herewith. The mailing address of the principal executive offices of the Company is 13410 Sutton Park Drive South, Jacksonville, Florida 32224. This Proxy Statement, accompanying form of proxy, Notice of 2004 Annual Meeting and 2003 Annual Report are being mailed to the stockholders of the Company on or about March 24, 2004.

RECORD DATE

      The Board has fixed the close of business on March 19, 2004 as the record date for the 2004 Annual Meeting. Only stockholders of record on that date will be entitled to vote at the meeting in person or by proxy.

PROXIES

      Shares cannot be voted at the meeting unless the owner thereof is present in person or by proxy. The proxies named on the enclosed proxy card were appointed by the Board to vote the shares represented by the proxy card. If a stockholder does not return a signed proxy card, his or her shares cannot be voted by proxy. Stockholders are urged to mark the boxes on the proxy card to show how their shares are to be voted. All properly executed and unrevoked proxies in the accompanying form that are received in time for the meeting will be voted at the meeting or any adjournment thereof in accordance with any specification thereon, or if no specification is made, will be voted “FOR” each of the following proposals: (i) the election of the named nominees, (ii) the ratification of KPMG LLP as independent auditors for the Company and (iii) the approval of the amendment to Article IV of the Company’s Restated Certificate of Incorporation, as amended, (the “Certificate of Incorporation”) to increase the number of authorized shares of Common Stock of the Company. Each of these proposals is more fully described in this Notice of 2004 Annual Meeting. The proxy card also confers discretionary authority on the proxies to vote on any other matter not presently known to management that may properly come before the 2004 Annual Meeting.

      Any proxy delivered pursuant to this solicitation is revocable at the option of the person(s) executing the same (i) upon receipt by the Company before the proxy is voted of a duly executed proxy bearing a later date, (ii) by written notice of revocation to the Secretary of the Company received before the proxy is voted or (iii) by such person(s) voting in person at the 2004 Annual Meeting.

      The Board has selected The Bank of New York as Inspectors of Election (the “Inspectors”) pursuant to Article I of the Company’s Bylaws, as amended and restated (the “Bylaws”). The Inspectors shall ascertain the number of shares outstanding, determine the number of shares represented at the 2004 Annual Meeting by proxy or in person and count all votes and ballots. Each stockholder shall be entitled to one vote for each share of Common Stock (as defined hereafter) and such votes may be cast either in person or by written proxy.

PROXY SOLICITATION

      The cost of the preparation of proxy materials and the solicitation of proxies will be paid by the Company. The Company has engaged Georgeson Shareholder Communications, Inc. as the proxy solicitor for the meeting for a fee of approximately $6,500 plus reasonable expenses. In addition to the use of the mails, certain directors, officers or employees of the Company may solicit proxies by telephone or personal contact. Upon request, the Company will reimburse brokers, dealers, banks and trustees, or their nominees, for reasonable expenses incurred by them in forwarding proxy materials to beneficial owners of shares.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

      A description of the procedures as to how stockholders may send communications to the Board of Directors or individual Board members are included on the Company’s website at www.landstar.com under corporate governance.

VOTING SECURITIES

      Shares of the Company’s common stock, par value $.01 per share (the “Common Stock”), are the only class of voting securities of the Company which are outstanding. On March 19, 2004,                      shares of Common Stock were outstanding. At the 2004 Annual Meeting, each stockholder of record at the close of business on March 19, 2004 will be entitled to one vote for each share of Common Stock owned on that date as to each matter properly presented to the 2004 Annual Meeting. The holders of a majority of the total number of the issued and outstanding shares of Common Stock shall constitute a quorum for purposes of the 2004 Annual Meeting.

PROPOSAL NUMBER ONE — ELECTION OF DIRECTORS

      The Board is divided into three classes (Class I, Class II and Class III), with Directors in each class serving staggered three-year terms. At each Annual Meeting of Stockholders, the terms of Directors in one of these three classes expire. At that Annual Meeting of Stockholders, Directors are elected in a class to succeed the Directors whose terms expire, with the terms of that class of Directors so elected to expire at the third annual meeting of stockholders thereafter. Pursuant to the Company’s Bylaws, new Directors elected by the remaining Board members to fill a vacancy on the Board shall hold office for a term expiring at the Annual Meeting of Stockholders at which the term of office of the class of which they have been elected expires and until such Director’s successors shall have been duly elected and qualified. There are seven members of the Board of Directors: three Class II Directors to be elected at the 2004 Annual Meeting of Stockholders (whose members’ terms will expire at the 2007 Annual Meeting of Stockholders), two Class III Directors whose terms will expire at the 2005 Annual Meeting of Stockholders and two Class I Directors whose terms will expire at the 2006 Annual Meeting of Stockholders.

      It is intended that the shares represented by the accompanying form of proxy will be voted at the 2004 Annual Meeting for the election of nominees William S. Elston, Merritt J. Mott and Diana M. Murphy as Class II Directors, unless the proxy specifies otherwise. Each Class II Director’s term will expire at the 2007 Annual Meeting of Stockholders. Each nominee has indicated his or her willingness to serve as a member of the Board, if elected.

      If, for any reason not presently known, any of William S. Elston, Merritt J. Mott or Diana M. Murphy is not available for election at the time of the 2004 Annual Meeting, the shares represented by the accompanying form of proxy may be voted for the election of one or more substitute nominee(s) designated by the Board or a committee thereof, unless the proxy withholds authority to vote for such substitute nominee(s).

      Assuming the presence of a quorum, to be elected, a nominee must receive the affirmative vote of the holders of a majority of the Common Stock, present, in person or by proxy, at the 2004 Annual Meeting. Abstentions from voting and broker non-votes will have no effect on the outcome of this proposal.

THE BOARD RECOMMENDS A VOTE FOR THIS PROPOSAL

DIRECTORS OF THE COMPANY

      The following information describes the principal occupation or employment, other affiliations and business experience of each nominee named above and the other persons whose terms as Directors will continue after the 2004 Annual Meeting.

Name	Age	Business Experience

CLASS II — Nominees to serve as Directors until the 2007 Annual Meeting
William S. Elston	63	Mr. Elston has been a Director of the Company and LSHI since February 1998 and an Executive Recruiting Consultant since December 1999. He was President and Chief Executive Officer of Clean Shower, L.P. from November 1998 to December 1999. He served as Managing Director/ Executive Vice President of DHR, International, an executive recruiting firm, from February 1995 to November 1998. He was Executive Vice President of Operations, Steelcase, Inc., April 1994 to January 1995. Mr. Elston was President and Chief Executive Officer of GATX Logistics, Inc. from 1990 through March 1994.

Merritt J. Mott	58	Mr. Mott has been a Director of the Company and a Director of Landstar System Holdings, Inc. (a wholly-owned subsidiary of the Company) (“LSHI”) since August 1994. He is the Owner and Chief Executive Officer of Rockford Sanitary Systems, Inc. Mr. Mott also serves as a consultant to various private enterprises. From 1980 through 1996, he served in various capacities at Mott Bros. Company including Executive Vice President and Chief Financial Officer. Mr. Mott was a Director of Rockford Health Plans from 1994 through 1997. He serves as a Director of Blackhawk Bancorp, Inc. and has served as a trustee of the William Howard Trust since 1984.

Diana M. Murphy	47	Ms. Murphy has been a Director of the Company and LSHI since February 1998 and has been a Managing Director in the private equity firm of Chartwell Capital Management Company since 1997. Ms. Murphy was an associate with Chartwell Capital and served as interim President for one of Chartwell’s portfolio companies, Strategic Media Research, Inc. in 1996. She was Senior Vice President for The Baltimore Sun, a division of The Tribune Corporation from 1992 to 1995. Ms. Murphy also serves on the Board of Directors of Raymedica, Inc., eMotion and Enterworks, Inc.

CLASS III — Directors whose terms expire at the 2005 Annual Meeting

David G. Bannister	48	Mr. Bannister has been a Director of the Company since April 1991 and a Director of LSHI since October 1988. Mr. Bannister is an independent investor. From 1998 to 2003, Mr. Bannister was a General Partner of Grotech Capital Group, a private equity and venture capital firm. Prior to joining Grotech in May 1998, Mr. Bannister was a Managing Director at Deutsche Bank Alex. Brown Incorporated. Mr. Bannister also serves on the Board of Directors of Allied Holdings, Inc.

Name	Age	Business Experience

Jeffrey C. Crowe	57	Mr. Crowe has been Chairman of the Board and Chief Executive Officer of the Company since April 1991. Mr. Crowe was President of the Company from April 1991 to June 2001. He has been Chief Executive Officer of LSHI since June 1989 and Chairman of the Board of LSHI since March 1991. Mr. Crowe has been President of Signature Insurance Company (“Signature”), one of the Company’s subsidiaries, since February 1997. Mr. Crowe is a member of the Board of Directors of each wholly-owned direct or indirect subsidiary of the Company (collectively the “Subsidiaries”) except Signature, namely: Landstar Gemini, Inc. (“Landstar Gemini”) Landstar Inway, Inc. (“Landstar Inway”), Landstar Ligon, Inc., (“Landstar Ligon”), Landstar Contactor Financing, Inc. (“LCFI”), Landstar Carrier Services, Inc. (“LCS”), Risk Management Claim Services, Inc., (“RMCS”), Landstar Ranger, Inc., (“Landstar Ranger”), Signature Technology Services, Inc. (“STSI”), Landstar Corporate Services, Inc. (“LCSI”), Landstar Express America, Inc. (“Landstar Express America”) and Landstar Logistics, Inc. (“Landstar Logistics”). Mr. Crowe has served as a Director of the U.S. Chamber of Commerce since February 1998, serving as Vice Chairman from June 2002 until May 2003 and commenced serving as Chairman of the U.S. Chamber of Commerce in June 2003. He served as Chairman of the National Defense Transportation Association (“NDTA”) from October 1993 to July 2003. He has served as a Director of Silgan Holdings Inc. since May 1997, a Director of the National Chamber Foundation since November 1997 and a Director of SunTrust Bank-North Florida since January 1999. He became a member of the Board of Trustees of United Way North East Florida in August 2003. He served as a member of the Board of Advisors for the U.S. Merchant Marine Academy Global Maritime and Transportation School from April 2001 to April 2002 and served as a Director for the ENO Transportation Foundation, Inc. from October 2001 until January 2004.

CLASS I — Directors whose term expire at the 2006 Annual Meeting

Ronald W. Drucker	62	Mr. Drucker has been a Director of the Company and a Director of LSHI since April 1994. Mr. Drucker is a consultant. He served as Chairman of the Board of Encompass, a global logistics information joint venture of AMR and CSX Corporation from 1989 through 1997. Between 1966 and 1992, Mr. Drucker served with CSX Corporation predecessor companies in various capacities. He is a member of the American Railway Engineering and Maintenance-of-Way Association and the American Society of Civil Engineers and serves as a member of the Board of Directors of SunTrust Bank-North Florida, The Cooper Union for the Advancement of Science and Art, and the NDTA.

Henry H. Gerkens	53	Mr. Gerkens has been a Director of the Company and LSHI since May 2000. Mr. Gerkens has been President and Chief Operating Officer of the Company and LSHI since December 2001. He was President and Chief Financial

Name	Age	Business Experience

Officer of the Company and LSHI from July 2001 to December 2001. He served as Executive Vice President and Chief Financial Officer of the Company and LSHI from November 1994 to July 2001. He served as Vice President and Chief Financial Officer of the Company from January 1993 to November 1994 and held the same positions at LSHI from August 1988 to November 1994. He is a member of the Board of Directors of each of the Subsidiaries.

INFORMATION REGARDING BOARD OF DIRECTORS AND COMMITTEES

      The business of the Company is managed under the direction of the Board. The Board meets on a regularly scheduled basis four times a year to review significant developments affecting the Company and to act on matters requiring Board approval. It also holds special meetings and acts by written consent when important matters require Board action between scheduled meetings.

Attendance at Annual Meetings

      Each member of the Board of Directors is required to attend all meetings (whether special or annual) of the stockholders of the Company. In the case where a Company director is unable to attend a special or annual stockholders meeting, such absence shall be publicly disclosed in the immediately proceeding Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission and an explanation for such absence shall be provided to the Company’s Nominating and Corporate Governance Committee. Any consideration of additional Company action, as appropriate, with respect to such absence shall be solely within the discretion of the Nominating and Corporate Governance Committee. All Board members attended the Annual Meeting of Stockholders held on May 15, 2003.

Attendance at Board Meetings

      During the 2003 fiscal year, the Board held four regularly scheduled meetings, two telephonic meetings and acted twice by unanimous written consent. During such fiscal year, each Director attended 75% or more of the total number of meetings during such periods of the Board and each committee of the Board on which such Director serves.

Independent Directors

      Each of David G. Bannister, Ronald W. Drucker, William S. Elston, Merritt J. Mott and Diana M. Murphy is an “independent director”, as defined in Rule 4200(a)(15) of the National Association of Securities Dealers (“NASD”) listing standards (such Directors are, collectively, the “Independent Directors”). The Independent Directors of the Board held four meetings during fiscal year 2003 without the presence of management or any inside directors.

Committees of the Board

      The Board has established an Audit Committee, a Compensation Committee, a Nominating and Corporate Governance Committee, a Safety Committee and a Strategic Planning Committee to devote attention to specific subjects and to assist in the discharge of its responsibilities. The functions of those committees and the number of meetings held during 2003 are described below. The Board does not have an Executive Committee. In addition, the Board has established a Disclosure Committee comprised of members of management, including the two employee members of the Board, to establish and maintain certain disclosure controls and procedures to ensure accurate and timely disclosure in the Company’s periodic reports filed with the Securities and Exchange Commission.

      The Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee are each comprised of all of the Independent Directors. The Safety Committee and Strategic Planning Committee are each comprised of all members of the Board of Directors.

Audit Committee

      The Audit Committee (i) appoints the independent auditors for the Company and monitors the performance of such firm, (ii) reviews and approves the scope and results of the annual audit, (iii) evaluates with the independent auditors the Company’s annual audit and annual consolidated financial statements, (iv) reviews with management the status of internal accounting controls, (v) reviews and maintains procedures for the anonymous submission of complaints concerning accounting and auditing irregularities, and (vi) reviews problem areas having a potential financial impact on the Company which may be brought to its attention by management, the independent auditors or the Board. In addition, the Audit Committee preapproves all non-audit related services provided by the independent auditors and approves the independent auditors’ fees for services rendered to the Company. During the 2003 fiscal year, the Audit Committee held ten meetings. The Charter of the Audit Committee is attached as Appendix A hereto and is also available on the Company’s website at www.landstar.com under corporate governance.

Compensation Committee

      The Compensation Committee functions include (i) reviewing and making determinations with respect to matters having to do with the compensation of executive officers and Directors of the Company and (ii) administering certain plans relating to the compensation of officers and Directors. During the 2003 fiscal year, the Compensation Committee held four meetings and one telephonic meeting.

Nominating and Corporate Governance Committee

      The Nominating and Corporate Governance Committee functions include identifying persons for future nomination for election to the Board of Directors. During the 2003 fiscal year, the Nominating and Corporate Governance Committee held one meeting. Stockholders who wish to submit names to the Nominating and Corporate Governance Committee for consideration should do so in writing addressed to the Nominating and Corporate Governance Committee, c/o Corporate Secretary, Landstar System, Inc., 13410 Sutton Park Drive South, Jacksonville, Florida 32224. A copy of the Charter of the Nominating and Corporate Governance Committee was approved and adopted by the Board of Directors at the February 27, 2004 board meeting, and is attached as Appendix B hereto. A copy of the Charter of the Nominating and Corporate Governance Committee is included on the Company’s website at www.landstar.com under corporate governance. The purposes, membership, duties and responsibilities of the Nominating and Corporate Governance Committee are more fully described in Appendix B.

      The Nominating and Corporate Governance Committee considers candidates for Board membership suggested by its members and other Board members, as well as management and stockholders. There are no differences in the manner in which the Nominating and Corporate Governance Committee evaluates nominees for the Board of Directors based on whether or not the nominee is recommended by a stockholder. The Nominating and Corporate Governance Committee evaluates prospective nominees against a number of minimum standards and qualifications, including business experience and financial literacy. The Committee also considers such other factors as it deems appropriate, including the current composition of the Board, the balance of management and independent directors, the need for Audit Committee expertise and the evaluations of other prospective nominees. The Committee then determines whether to interview the prospective nominees, and, if warranted, one or more of the members of the Nominating and Corporate Governance Committee, and others as appropriate, interview such prospective nominees whether in person or by telephone. After completing this evaluation and interview, the Nominating and Corporate Governance Committee makes a recommendation to the full Board of Directors as to the persons who should be nominated by the Board of Directors. The Board of Directors then determines the nominees after considering the recommendation and report of the Nominating and Corporate Governance Committee.

Safety Committee

      The Safety Committee functions include the development and implementation of safety goals and strategies to be implemented by the Company. During the 2003 fiscal year, the Safety Committee held two meetings and did not act by written consent.

Strategic Planning Committee

      The Strategic Planning Committee functions include the development of strategic objectives and policies and procedures to achieve the strategic objectives of the Company. The Strategic Planning Committee solicits the views of the Company’s senior management and determines strategic directions for implementation. During the 2003 fiscal year, the Strategic Planning Committee held two meetings and did not act by written consent.

REPORT OF THE AUDIT COMMITTEE

      The Audit Committee of the Board is responsible for providing independent, objective oversight of the Company’s accounting functions and internal controls. The Audit Committee has the sole authority and responsibility to select, evaluate and, when appropriate, replace the Company’s independent auditors. The Audit Committee is comprised of all of the Independent Directors. The Audit Committee operates under a written charter approved by the Board of Directors.

      Management is responsible for the Company’s internal controls and financial reporting process. The independent auditors are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards accepted in the United States of America and to issue a report thereon. The Audit Committee’s responsibility is to monitor these processes. The Audit Committee is not, however, professionally engaged in the practice of accounting or auditing and does not provide any expert or other special assurance as to such financial statements concerning compliance with laws, regulations or generally accepted accounting principles or as to auditor independence. The Audit Committee relies, without independent verification, on the information provided to it and on presentations and statements of fact made by management and the independent auditors.

      In connection with these responsibilities, as discussed elsewhere in this Proxy, the Audit Committee held ten meetings during 2003. These meetings were designed, among other things, to facilitate and encourage communication among the Audit Committee, management and the independent auditors. The Audit Committee discussed with the independent auditors the overall scope and plans for their audit. The Audit Committee also met with the independent auditors, with and without management present, during 2004 to discuss the December 27, 2003 financial statements and their observations regarding the Company’s internal controls. The Audit Committee also reviewed and discussed the December 27, 2003 financial statements with management. The Audit Committee also discussed with the independent auditors the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees) and also received written disclosures from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). The Audit Committee had discussions with the independent auditors concerning the independence of the independent auditors under the rules and regulations governing auditor independence promulgated under the Sarbanes-Oxley Act. The Audit Committee had discussions with management concerning the process used to support certifications by the Company’s Chief Executive Officer and Chief Financial Officer that are required by the Securities and Exchange Commission and the Sarbanes-Oxley Act to accompany the Company’s periodic filings with the Securities and Exchange Commission.

      The Board of Directors has determined that Mr. David Bannister, an independent director as that term is used in Item 7(d)(3)(iv) of Schedule 14A under the Exchange Act, meets the SEC criteria of an “audit committee financial expert” under the standards established by Item 401(h)(2) of Regulations S-K under the Securities Act. Mr. Bannister’s extensive background and experience includes serving as the Managing Director of Deutsche Bank Alex. Brown Incorporated and most recently as a General Partner of Grotech

Capital Group, where Mr. Bannister participated in dealing with accounting, auditing and internal control and risk management issues.

      During 2003, the Audit Committee preapproved the continuation of all non-audit services to be rendered to the Company by the independent auditors in 2003 (which services are disclosed elsewhere in this Proxy Statement) and concluded that these services were compatible with maintaining the independence of these auditors. For each fiscal year commencing with fiscal 2003, the Audit Committee expects to preapprove all non-audit services rendered to the Company by the independent auditors, including all related fee arrangements.

      Based upon the Audit Committee’s discussions with management and the independent auditors, and the Audit Committee’s review of the representations of management and the independent auditors, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 27, 2003, to be filed with the Securities and Exchange Commission. The Audit Committee has also selected KPMG LLP as the Company’s independent auditors for the fiscal year ending December 25, 2004 and have recommended to the Board that this selection be presented to the stockholders for ratification.

THE AUDIT COMMITTEE

David G. Bannister, Chairman
Ronald W. Drucker
William S. Elston
Merritt J. Mott
Diana M. Murphy

EXECUTIVE OFFICERS OF THE COMPANY

      The following table sets forth the name, age, principal occupation and business experience during the last five years of each of the current executive officers of the Company. The executive officers of the Company serve at the discretion of the Board and until their successors are duly elected and qualified. For information regarding ownership of Common Stock by the executive officers of the Company, see “Security Ownership by Management and Others.” There are no family relationships among any of the Directors and executive officers of the Company or any of the Subsidiaries.

Name	Age	Business Experience

Jeffrey C. Crowe	57	See previous description under “Directors of the Company.”

Henry H. Gerkens	53	See previous description under “Directors of the Company.”

Robert C. LaRose	49	Mr. LaRose has been Vice President, Chief Financial Officer and Secretary of the Company and LSHI since December 2001. He served as Vice President of Finance, Treasurer and Assistant Secretary of the Company and LSHI from September 2001 to December 2001. He served as Vice President of Finance and Treasurer of the Company and LSHI from October 1995 to September 2001. He served as Vice President and Controller of the Company from January 1993 to October 1995 and held the same positions at LSHI from March 1989 to October 1995. Mr. LaRose was Assistant Treasurer of the Company from May 1991 to January 1993. He is also an officer of each of the Subsidiaries.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

      Compensation of Directors. Directors who are not employees of the Company are paid an annual Director’s fee of $25,000, a fee of $2,000 for each Board meeting attended in person, a fee of $1,000 for each telephonic Board meeting attended, and a fee of $1,000 for each in person or telephonic meeting of a committee attended if the committee meeting is held on a day other than a day on which a Board meeting is held. In addition, each Director who is not an employee of the Company is paid a Director’s retainer fee of $25,000 upon his or her election or re-election to the Board. Directors are also reimbursed for expenses incurred in connection with attending Board meetings.

      Prior to 2003, Directors who were elected or re-elected to the Board at an annual stockholders meeting were granted options to purchase Common Stock of the Company under the 1994 Director’s Stock Option Plan. In 2003, the 1994 Director’s Stock Option Plan was replaced by the Director’s Stock Compensation Plan. Pursuant to the Company’s Director’s Stock Compensation Plan each non-employee Director receives 3,000 shares of the Company’s Common Stock, subject to certain restrictions on transfer, upon his or her election or re-election to the Board. Under the Director’s Stock Compensation Plan, Mr. Elston, Mr. Mott and Ms. Murphy, the Director Nominees nominated for re-election at the Annual Meeting of Stockholders scheduled to be held on May 13, 2004, will receive 3,000 shares of the Company’s common stock upon re-election.

      Directors who are also officers of the Company do not receive any additional compensation for services as a Director or for services on committees of the Board or for meetings or attendance fees.

      Compensation of Officers. The following table summarizes the compensation paid to the Chief Executive Officer and each of the Company’s two other executive officers for services rendered to the Company and the Subsidiaries during the 2003, 2002 and 2001 fiscal years (collectively, the “Executive Officers”). The following table also includes such information with respect to Messrs. Hartter and Hertwig, who are the two most highly compensated non-executive officers of the Company (collectively, with the Executive Officers, the “Named Executives”).

SUMMARY COMPENSATION TABLE

					Long-Term
					Compensation

					No. of
		Annual Compensation			Securities
					Underlying
		Annual		Other Annual	Options	All Other
Name and Principal Position	Year	Salary(1)	Bonus	Compensation(2)	Granted	Compensation(3)

Jeffrey C. Crowe	2003	$436,000	$850,000	$0	60,000	$21,288
Chairman of the Board &	2002	420,000	950,000	65,979	240,000	114,891
Chief Executive Officer	2001	420,000	0	163,893	61,200	246,522
Henry H. Gerkens	2003	314,000	600,000	0	48,000	15,520
Director, President &	2002	300,000	690,000	16,425	180,000	30,486
Chief Operating Officer	2001	287,500	0	68,223	93,600	104,131
Robert C. LaRose	2003	234,000	340,000	0	36,000	10,591
Vice President, Chief Financial	2002	220,000	350,000	13,649	120,000	23,006
Officer & Secretary	2001	200,000	0	36,644	46,000	54,830
Gary W. Hartter	2003	230,000	275,000	0	12,000	14,091
President of Landstar	2002	220,000	300,000	2,943	96,000	10,579
Ranger, Landstar Gemini,	2001	212,500	0	3,046	47,200	10,279
Landstar Inway & Landstar Ligon
James R. Hertwig	2003	210,000	100,000	1,165	12,000	12,735
President of Landstar	2002	200,000	200,000	9,325	84,000	21,706
Logistics	2001	200,000	0	17,385	27,200	30,663

(1)	Amounts shown include any salary deferred at the election of the Named Executive under the Landstar 401(k) Savings Plan and/or the Landstar Supplemental Executive Retirement Plan.

(2)	Amounts shown represent amounts reimbursed during the fiscal year for the payment of taxes on behalf of the above Named Executives.

(3)	Amounts for 2003 include contributions in the amount of $8,000 which were made by the Company under the Landstar 401(k) Savings Plan on behalf of each of the Named Executives and contributions made by the Company under the Landstar Supplemental Executive Retirement Plan on behalf of Messrs. Crowe, Gerkens, LaRose, Hartter and Hertwig in the amounts of $9,440, $4,560, $1,360, $1,200 and $400, respectively. Amounts for 2003 include the dollar value of term life insurance premiums paid by the Company on behalf of Messrs. Crowe, Gerkens, LaRose, Hartter and Hertwig in the amounts of $3,848, $2,960, $1,231, $4,891 and $2,304, respectively. Amount for Mr. Hertwig in 2003 includes $2,031, which represents interest forgiven under a loan extended in connection with the exercise of his stock options.

      There were 205,280 options granted under the Company’s 1993 Employee Stock Option Plan and 287,320 options granted under the Company’s 2002 Employee Stock Option Plan in fiscal year 2003. The following table sets forth the number of and information about stock options granted in fiscal 2003 to each of the Named Executives of the Company.

NUMBER OF SECURITIES UNDERLYING OPTIONS GRANTED

					Potential Realizable Value at
					Assumed Annual Rates of
	No. of Securities	% of			Stock Price Appreciation for
	Underlying	Total			Option Term
	Options	Options	Exercise	Expiration
	Granted(1)	Granted	Price	Date	5%	10%

Jeffrey C. Crowe	60,000	12.2%	$29.2413	Jan. 2, 2013	$1,103,382	$2,796,186
Henry H. Gerkens	48,000	9.7%	$29.2413	Jan. 2, 2013	$882,705	$2,236,949
Robert C. LaRose	36,000	7.3%	$29.2413	Jan. 2, 2013	$662,029	$1,677,712
Gary W. Hartter	12,000	2.4%	$29.2413	Jan. 2, 2013	$220,676	$559,237
James R. Hertwig	12,000	2.4%	$29.2413	Jan. 2, 2013	$220,676	$559,237

(1)	All the options granted shall become exercisable in three equal installments on each of the first three anniversaries of the respective dates of grant, provided the executive is employed by the Company on each such anniversary date.

      The following table sets forth the number and value of all options exercised during the 2003 fiscal year and the number and assumed value of securities underlying unexercised options at December 27, 2003 by the Named Executives.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND

FISCAL YEAR-END OPTION VALUES

			Number of Securities
			Underlying Unexercised		Value of Unexercised
			Options at		In-the-Money Options at
			December 27, 2003		December 27, 2003(2)
	Shares Acquired	Value
	On Exercise	Realized(1)	Exercisable	Unexercisable	Exercisable	Unexercisable

Jeffrey C. Crowe	180,880	$3,111,269	195,920	291,600	$4,734,166	$5,561,633
Henry H. Gerkens	146,298	$2,804,940	64,982	248,400	$1,359,877	$4,754,721
Robert C. LaRose	56,400	$1,240,111	76,160	159,360	$1,685,499	$2,983,872
Gary W. Hartter	64,480	$911,381	0	117,440	$0	$2,383,453
James R. Hertwig	115,360	$1,837,395	7,440	98,400	$213,113	$1,992,852

(1)	The value realized represents the difference between the fair market value of the shares acquired on the date of exercise and the exercise price of the option. The fair market value was calculated based upon the average of the high and low bid and ask prices per share of Common Stock as quoted on NASDAQ on the respective option exercise dates.

(2)	The value of in-the-money options represents the difference between the fair market value of the shares as of December 26, 2003 and the exercise price of the option. The fair market value was calculated based upon the average of the high and low bid and ask prices per share of Common Stock as quoted on the NASDAQ on the last business day of the Company’s fiscal year ended December 27, 2003, which was December 26, 2003.

Indebtedness of Management

      In 2001, under an employee stock option loan program, the Company made a loan to Mr. Hertwig in the amount of $49,250 in connection with the exercise of options to purchase 4,000 shares of the Company’s Common Stock at $12.3125 per share. In 2003, Mr. Hertwig repaid this loan in full.

      In accordance with the stock option loan program, interest on the loans was forgiven annually. On May 1, 2002, the Company ceased making loans under the employee stock option loan program and terminated the program with respect to future stock option exercises.

Key Executive Employment Protection Agreements and Other Arrangements

      On January 23, 1998, the Board approved the execution of the Key Executive Employment Protection Agreements for Messrs. Crowe, Gerkens, LaRose, Hartter and Hertwig. On August 1, 2002, the Board approved certain amendments to these agreements. Each agreement, as amended, provides certain severance benefits in the event of a Change of Control of the Company (as defined in the agreements). Each agreement, as amended, provides, generally, that if a covered executive’s employment is terminated by the Company without “cause” (as defined in the agreements) or by the executive for “good reason” (as so defined), in either such case, in connection with or within the two-year period following the Change of Control or if a covered executive terminates his employment for any reason six months following the Change of Control, such executive will be entitled to severance benefits consisting of a cash amount equal to three times for Messrs. Crowe and Gerkens, two times for Mr. LaRose and one time for Messrs. Hartter and Hertwig of the sum of (A) the executive’s annual base salary; and (B) the amount that would have been payable to the executive as a target bonus for the year in which the Change of Control occurs. Each agreement also provides for continuation of medical benefits and for certain tax gross-ups to be made to a covered executive in the event payments to the executive are subject to the excise tax on “parachute payments” imposed under Section 4999 of the Internal Revenue Code of 1986. In addition, in July of 2002, the Compensation Committee of the Board of Directors exercised its discretionary authority under the Company’s 1993 Stock Option Plan and its Executive Incentive Compensation Plan to determine that in the event Mr. Gerkens’ employment with the Company is or is likely to be terminated for any reason in connection with a Change of Control (as such term is defined in the 1993 Stock Option Plan), (i) each vested and unexercised option granted to Mr. Gerkens prior to such Change of Control will be “cashed out” for an amount equal to the excess of the Change of Control Price (as such term is defined in the 1993 Stock Option Plan) over the exercise price of such option and (ii) Mr. Gerkens will receive, with respect to any Change of Control occurring prior to the end of any calendar year, a pro-rated bonus for such year under the Executive Incentive Compensation Plan based on the bonus he would have received under such plan had he remained an employee of the Company through the end of the year in which such Change of Control occurs.

REPORT OF THE COMPENSATION COMMITTEE

ON EXECUTIVE COMPENSATION

Overall Policy

      The Company’s executive compensation philosophy is designed to attract and retain the best possible executive talent and to motivate these executives to develop and implement the Company’s business strategy. These objectives are to be attained by tying a significant portion of each executive’s compensation to the Company’s success in meeting specified corporate performance goals and, through the grant of stock options, to appreciation in the Company’s stock price. Additionally, the Company recognizes individual contributions as well as overall business results.

      The executive compensation program is reviewed annually by the Compensation Committee. Periodically, at the Compensation Committee’s sole discretion, an independent review of the executive compensation program may be performed by outside consultants.

      The Compensation Committee is responsible for decisions regarding executive compensation, including a determination of the compensation awarded to those individuals whose compensation is detailed in this Proxy Statement, subject to review by the Board. The key elements of the Company’s executive compensation consist of base salary, annual bonus and stock options. The Compensation Committee’s policies with respect to each of these elements, including the basis for the compensation awarded to Mr. Crowe, the Company’s chief executive officer, are discussed below.

Base Salaries

      Base salaries for newly hired executive officers are initially determined by evaluating the responsibilities of the position held and the experience of the individual. Salary adjustments are determined by evaluating the performance of the Company and of each executive officer, and also take into account new responsibilities. In the case of executive officers with responsibility for an operating subsidiary, the financial results of such operating subsidiary are also considered. The committee approved the salaries of the executive officers for the 2004 fiscal year in an executive session of the committee during which no employee or inside director was present.

Annual Bonus

      The Company’s executive officers were eligible to receive an annual bonus under the Company’s Executive Incentive Compensation Plan (the “EICP”). The EICP provided for bonus payments to be made to eligible Executive Officers upon achievement of a consolidated earnings per share target and to eligible subsidiary presidents upon the achievement of a consolidated earnings per share target or an operating income target or a combination thereof. These performance criteria were established at the beginning of 2003 by the Compensation Committee.

      In January 2004, the Executive Officers and subsidiary presidents received bonuses pursuant to the EICP. The Compensation Committee, in awarding these bonus amounts, considered the overall Company’s performance and the criteria established at the beginning of the year. The committee approved the payment of these bonuses in an executive session of the committee during which no employee or inside director was present.

Stock Options

      Under the Company’s 1993 Stock Option Plan (expired in 2003 as it relates to future grants) and the Company’s 2002 Stock Option Plan, stock options are granted to the Company’s executive officers and certain other key employees. The Compensation Committee determines the number of stock options to be granted pursuant to guidelines it develops based on an officer’s, or other key employee’s, job responsibilities and individual performance evaluation. Stock options are granted with an exercise price equal to the fair market value of the Common Stock on the date of grant and generally vest over three or five years. This approach is designed to encourage the creation of long-term stockholder value since no benefit can be realized from such options unless the stock price exceeds the exercise price.

      The Compensation Committee believes that significant equity interests held by management helps to align the interests of stockholders and management and maximizes stockholder returns over the long term.

Policy as to Section 162(m) of the Code

      Section 162(m) of the Internal Revenue Code of 1986, as amended, generally denies a publicly traded company a federal income tax deduction for compensation in excess of $1 million paid to certain of its executive officers unless the amount of such excess is payable based solely upon the attainment of objective performance criteria. The Company has undertaken to qualify substantial components of the incentive compensation it makes available to its executive officers for the performance exception to nondeductibility. Stock option grants under the Company’s 1993 Employee Stock Option Plan and the Company’s 2002 Employee Stock Option Plan currently meet these requirements. At the 2002 Annual Meeting, the Company received stockholder approval for the EICP so that any annual awards payable thereunder would qualify for the performance exception under Section 162(m). The Compensation Committee believes that tax deductibility of compensation is an important factor, but not the sole factor, to be considered in setting executive compensation policy. Accordingly, the Compensation Committee generally intends to take such reasonable steps as are required to avoid the loss of a tax deduction due to Section 162(m), but reserves the right to pay amounts which are not deductible in appropriate circumstances.

Compensation for the Chief Executive Officer

      For fiscal year 2003, Mr. Crowe’s base salary was $436,000 and he was awarded a bonus of $850,000. In addition, as of March 1, 2004, Mr. Crowe held 192,616 shares of the Company’s Common Stock and held options to purchase an additional 539,520 shares.

      The Compensation Committee used the executive compensation practices described above to determine Mr. Crowe’s fiscal year 2003 base salary compensation.

      Mr. Crowe’s bonus was awarded pursuant to the EICP described above under “Annual Bonus.” He received this bonus because the performance objectives relating to this bonus, which were based on a consolidated earnings per share target established at the beginning of 2003 by the Compensation Committee, were achieved.

      In determining the stock option grant for Mr. Crowe, the Compensation Committee evaluated his total direct compensation compared to CEO’s of comparable companies and determined that an award of stock options to purchase 60,000 shares of the Company common stock was appropriate to continue to accomplish the objectives set forth above under “Stock Options.”

Conclusion

      Through the programs described above, a very significant portion of the Company’s executive compensation is linked directly to significant thresholds of corporate performance and stock price appreciation. The Company’s results did achieve the target criteria established in the EICP. As such, bonuses were paid under the EICP. The Committee will continue to review all executive compensation and benefit matters presented to it and will act based upon the best information available to it and in the best interests of the Company, its stockholders and employees.

COMPENSATION COMMITTEE OF THE BOARD

Ronald W. Drucker, Chairman
David G. Bannister
William S. Elston
Merritt J. Mott
Diana M. Murphy

PERFORMANCE COMPARISON

      The following graph illustrates the return that would have been realized (assuming reinvestment of dividends) by an investor who invested $100 in each of the Company’s Common Stock, the Standard & Poor’s 500 Stock Index and the Dow Jones Transportation Stock Index for the period commencing December 31, 1998 through December 27, 2003.

	Landstar	S&P 500	DJ 20 Transports

12/31/98	100.00	100.00	100.00
3/31/99	81.25	104.65	104.75
6/30/99	88.57	111.67	108.10
9/30/99	85.28	104.35	92.37
12/31/99	105.05	119.53	94.53
3/31/00	134.35	121.91	87.74
6/30/00	146.12	118.33	84.00
9/29/00	109.47	116.86	80.07
12/29/00	136.02	107.41	93.56
3/30/01	166.24	94.39	88.00
6/29/01	166.88	99.61	89.86
9/28/01	157.02	84.68	69.69
12/31/01	177.92	93.40	83.83
3/28/02	227.67	93.34	92.65
6/28/02	262.12	78.80	86.74
9/30/02	240.53	67.31	68.30
12/31/02	286.36	71.57	73.35
3/31/03	282.14	69.00	67.67
6/30/03	306.97	79.28	76.62
9/30/03	301.32	81.02	84.90
12/27/03	376.74	89.15	95.21

SECURITY OWNERSHIP BY MANAGEMENT AND OTHERS

      The following table sets forth certain information concerning the beneficial ownership of the Company’s Common Stock as of March 1, 2004 by (i) each person who is known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock, (ii) each Director, nominee for election as a Director and Named Executive of the Company, and (iii) all Directors and Named Executives as a group.

		Amount and
		Nature of	Ownership
		Beneficial	Percent of
Name of Beneficial Owner	Position(s)	Ownership	Class(1)

(i)
T. Rowe Price Associates, Inc.(2)(3)		2,365,600	8.0%
FMR Corp.(2)(4)		2,365,471	8.0%
(ii)
David G. Bannister(5)	Director	15,840	*
Ronald W. Drucker(6)	Director	79,000	*
Merritt J. Mott(7)	Director and Nominee for Director	31,200	*
William S. Elston(8)	Director and Nominee for Director	53,200	*
Diana M. Murphy(9)	Director and Nominee for Director	72,800	*
Jeffrey C. Crowe(10)	Director, Chairman of the Board and Chief Executive Officer	522,536	1.7%
Henry H. Gerkens(11)	Director, President and Chief Operating Officer	203,676	*
Robert C. LaRose(12)	Vice President, Chief Financial Officer and Secretary	200,280	*
Gary W. Hartter	President of Landstar Ranger, Landstar Gemini, Landstar Inway and Landstar Ligon	0	*
James R. Hertwig(13)	President of Landstar Logistics	53,760	*
(iii)
All Directors and Named Executives as a group (10 persons)(14)(15)		1,232,292	4.0%

*	Less than 1%

(1)	The percentages are based upon 29,683,174 shares, which equal the outstanding shares of the Company as of March 1, 2004. With respect to the calculation of the percentages for beneficial owners who hold options exercisable within 60 days of March 1, 2004, the number of shares of Common Stock on which such percentage is based also includes the number of shares underlying such options.

(2)	In accordance with the rules of the Securities and Exchange Commission, the information set forth is based on the most recent Schedule 13G (and amendments thereto) filed by this entity.

(3)	According to an amendment to its Schedule 13G filed on February 5, 2004, T. Rowe Price Associates, Inc. (“Price Associates”) is an investment adviser registered under Section 203 of the Investment Advisers Act of 1940 and is deemed to be the beneficial owner of 2,365,600 shares of Common Stock. Price Associates, however, expressly disclaims that it is, in fact, the beneficial owner of such shares. Price Associates has sole voting power with respect to 797,100 of such shares, no shared voting power with respect to such shares, and the sole dispositive power with respect to all 2,365,600 shares. The business address of Price Associates is 100 E. Pratt Street, Baltimore, Maryland 21202.

(4)	According to an amendment to its Schedule 13G filed jointly by FMR Corp. with Edward C. Johnson 3d, Abigail P. Johnson and Fidelity Management & Research Company on February 17, 2004, FMR

Corp. is the beneficial owner of 2,365,471 shares of Common Stock. Certain of these shares are beneficially owned by FMR Corp. subsidiaries and related entities. The Schedule 13G discloses that FMR Corp. has sole voting power as to 898,068 shares of Common Stock, shares power to vote no shares of Common Stock and has sole power to dispose of 2,365,471 shares of Common Stock. The 13G also discloses that Mr. Johnson (Chairman of FMR Corp.) and Ms. Johnson (a Director of FMR Corp.) do not have sole or shared voting power with respect to any shares of Common Stock, but both Mr. and Ms. Johnson have sole power to dispose of 2,365,471 shares of Common Stock. The Schedule 13G states that Mr. and Ms. Johnson and various family members, through their ownership of FMR Corp. voting stock and the execution of a shareholders’ voting agreement, may be deemed to form a controlling group with respect to FMR Corp. Fidelity Management & Research Company (“Fidelity”), a wholly-owned subsidiary of FMR Corp. and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, is the beneficial owner of 1,467,403 shares, or 4.9% of the Common Stock outstanding, as a result of acting as investment adviser to various investment companies (the “Funds”) registered under Section 8 of the Investment Company Act of 1940. Such shares are voted by Fidelity in accordance with written guidelines established by the Funds’ boards of trustees. Mr. Johnson, FMR Corp. and the Funds each has sole power to dispose of the 1,467,403 shares owned by the Funds. Fidelity International Limited (“FIL”), Pembroke Hall, 42 Crowlane, Hamilton, Bermuda, and various foreign-based subsidiaries provide investment advisory and management services to non-U.S. investment companies (the “International Funds”) and certain institutional investors. FIL is the beneficial owner of 242,420 shares, or 0.8%, of the Common Stock outstanding. As a result of shares owned by a partnership controlled by Mr. Johnson (Chairman of FIL) and members of his family, FMR Corp. and FIL may be deemed to have formed a “group” for purposes of Section 13(d) under the Securities Exchange Act of 1934 (the “34 Act”) and may be required to attribute to each other the beneficial ownership of securities beneficially owned by the other corporation within the meaning of Rule 13d-3 promulgated under the 34 Act. As such, FMR Corp.’s beneficial ownership may include shares beneficially owned by FIL. FMR Corp. and FIL each expressly disclaim beneficial ownership of Common Stock beneficially owned by the other. With the exception of FIL, the business address of each of the foregoing is 82 Devonshire Street, Boston, Massachusetts 02109.

(5)	Includes 12,000 shares that may be acquired upon the exercise of options.

(6)	Includes 23,000 shares held in trust for which Mr. Drucker has sole voting and investment power, 20,000 shares held in trust for which Mr. Drucker has shared voting and investment power with SunTrust Bank-Trust Department of SunTrust Bank-North Florida, N.A. and 36,000 shares that may be acquired upon the exercise of options.

(7)	Includes 24,000 shares that may be acquired upon the exercise of options.

(8)	Includes 43,000 shares that may be acquired upon the exercise of options.

(9)	Includes 72,000 shares that may be acquired upon the exercise of options.

(10)	Includes 329,920 shares that may be acquired upon the exercise of options.

(11)	Includes 155,262 shares that may be acquired upon the exercise of options.

(12)	Includes 133,736 shares that may be acquired upon the exercise of options.

(13)	Includes 37,060 shares that may be acquired upon the exercise of options.

(14)	Represents amount of shares deemed to be beneficially owned either directly or indirectly by all Directors and Named Executives as a group.

(15)	Includes 842,978 shares that may be acquired upon the exercise of options.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s executive officers and Directors, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange

Commission (“SEC”). Executive officers, Directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

      Based solely on review of the copies of such forms furnished to the Company, or written representations that no Form 5 was required, the Company believes that during the fiscal year ended December 27, 2003, all Section 16(a) filing requirements which are applicable to its executive officers, Directors and greater than ten percent beneficial owners were accomplished.

PROPOSAL NUMBER TWO —

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

      The firm of KPMG LLP served as independent auditors for the Company for the fiscal year ended December 27, 2003. In addition to retaining KPMG LLP to audit the consolidated financial statements of the Company and its subsidiaries, KPMG LLP rendered certain tax and employee benefit audit services to the Company in fiscal year 2003 and expects to continue to do so in 2004. The aggregate fees billed for professional services by KPMG LLP in fiscal years 2003 and 2002 for services consisted of the following:

      AUDIT FEES: Fees for the audit of financial statements and quarterly reviews were $508,000 for fiscal 2003 and $487,000 for fiscal 2002.

      AUDIT RELATED FEES: Fees for the audit of employee benefit plans and assistance documenting compliance with Section 404 of the Sarbanes-Oxley Act of 2002 were $32,000 for fiscal 2003 and $16,000 for fiscal 2002.

      TAX FEES: Fees for assistance with tax compliance and tax audits were $70,250 for fiscal 2003 and $138,400 for fiscal 2002.

      The Audit Committee has appointed that firm to continue in that capacity for fiscal year 2004, and has recommended to the Board that a resolution be presented to stockholders at the 2004 Annual Meeting to ratify that appointment. A representative of KPMG LLP will be present at the 2004 Annual Meeting and will have an opportunity to make a statement and respond to questions from stockholders as appropriate.

      Assuming the presence of a quorum, to be approved, this proposal must receive the affirmative vote of the holders of a majority of the Common Stock, present, in person or by proxy, at the 2004 Annual Meeting. Abstentions from voting and broker non-votes will have no effect on the outcome of this proposal.

THE BOARD RECOMMENDS A VOTE FOR THIS PROPOSAL

PROPOSAL NUMBER THREE — PROPOSAL TO AMEND COMPANY’S
CERTIFICATE OF INCORPORATION TO INCREASE
AUTHORIZED SHARES OF COMMON STOCK

      The Board of Directors recommends that Article IV, Section I of the Certificate of Incorporation be amended so as to increase the authorized number of shares of Common Stock, par value $.01 per share, from 50,000,000 to 80,000,000. The proposal to increase such authorized number of shares of Common Stock is being submitted to the Company’s stockholders.

      The main text of the proposed amendment would read as follows:

      “The total number of shares of capital stock which the Corporation shall have the authority to issue is eighty-two million (82,000,000), consisting of (a) eighty million (80,000,000) shares of Common Stock, par value $.01 per share, and (b) two million (2,000,000) shares of Preferred Stock, par value $1.00 per share.”

      The Company presently has authority to issue a total number of 52,000,000 shares, consisting of (a) 50,000,000 shares of Common Stock and (b) 2,000,000 shares of Preferred Stock.

      As of the close of business on December 27, 2003, of the 50,000,000 shares of Common Stock presently authorized by the Certificate of Incorporation, 30,006,930 shares were issued and outstanding, 5,293,342 shares were reserved for issuance under the Company’s stock option plans and Director’s Stock Compensation Plan and 1,809,930 shares were held by the Company as treasury shares. Thus after deducting the shares reserved for issuance upon option exercises under the Company’s stock option plans and awards granted under the Director’s Stock Compensation Plan from treasury shares and authorized and unissued shares, the Company would have only 16,509,658 shares of Common Stock not reserved for other purposes. The small number of unissued and unreserved shares of Common Stock reflects in part the impact of the Company’s two recent two-for-one stock splits, each effected in the form of a 100% stock dividend, distributed on August 12, 2002 and November 13, 2003. Adoption of this proposal would increase the number of authorized and unissued shares of Common Stock by 30,000,000 shares.

      The Board of Directors believes that the Company does not have a sufficient number of authorized and unissued shares of Common Stock to give it the ability to react quickly and in the best interests of its stockholders to the various corporate opportunities and other circumstances which might merit the issuance of additional shares of Common Stock in the future. For instance, the additional shares of Common Stock under this proposal would provide the Company with the ability, if it wished to do so, to effect a stock split or a stock dividend, such as the two two-for-one stock splits referred to above. The additional shares would also facilitate the Company’s ability to, among other things, structure and consummate financing transactions, mergers and acquisitions, employee stock plans and other corporate transactions in a timely fashion and without the expense and delay associated with calling a special stockholders’ meeting to increase the authorized capital of the Company. In this regard, the Company notes that no further action or authorization by the Company’s stockholders would be necessary prior to issuance of the additional shares of Common Stock contemplated by this proposal number three except as may be required by applicable law and the rules of the NASDAQ or any stock exchange on which the Company’s securities may be listed in the future.

      The Company has no current plans for the issuance of any shares of Common Stock, except with respect to issuances under the Company’s stock option plans and Directors Stock Compensation Plan. However, since the Company has a sufficient number of existing authorized and unissued shares of Common Stock and treasury shares for purposes of the Company’s stock option plans and Directors Stock Compensation Plan, approval of proposal number three is not necessary to effect this use.

      The terms of the additional shares of Common Stock will be identical to those of the currently outstanding shares of Common Stock. This amendment will not alter the current number of issued shares. The relative rights and limitations of the shares of Common Stock would remain unchanged under this proposal.

      The Company is not proposing to increase its authorized shares of Common Stock in order to impede a change of control of the Company and the Company is not aware of any current efforts to acquire control of the Company. However, under certain circumstances, the additional shares of Common Stock could be issued by the Company to defend against, or otherwise respond to, a hostile takeover bid. For instance, the Company could issue shares of Common Stock to dilute the stock ownership of a person or entity seeking to obtain control of the Company under a “poison pill” or other similar arrangement. The Company could also respond to an unsolicited takeover bid by issuing, in a private placement or otherwise, a significant portion of its securities with purchasers who might align with the Board of Directors in response to a specific change of control transaction affecting the Company. Moreover, the issuance of shares of Common Stock to persons friendly to the Board could make it more difficult to remove incumbent officers and directors from office even if such change could be considered favorable to stockholders generally. The Company also notes that certain provisions of its Certificate of Incorporation and Bylaws, including (i) its ability to issue “blank check” preferred stock, (ii) its staggered board of directors and (iii) provisions in its Bylaws limiting the ability of its stockholders to call special meetings and to propose business for consideration at annual meetings, could also under certain circumstances have the effect of discouraging attempts, or making it more difficult, to gain control of the Company.

      Nevertheless, while the issuance of shares of Common Stock may have anti-takeover ramifications, the Board believes that the financial flexibility offered by this proposed amendment to the Certificate of

Incorporation outweighs any such disadvantages. To the extent that the amendment may have anti-takeover effects, the amendment may encourage persons seeking to acquire the Company to negotiate directly with the Board enabling the Board to consider the proposed transaction in a manner that best serves the stockholders’ interests.

      The issuance of the additional shares of Common Stock contemplated by this proposal number three also could have the effect in certain circumstances of, among other things, diluting earnings per share, book value per share or voting power of the currently outstanding shares of Common Stock.

      The affirmative vote of holders of a majority of the outstanding shares of Common Stock is required for approval of this proposal. Consequently, any shares not voted (whether by abstention, broker non-vote or otherwise) will have the same effect as votes against the proposed amendment to the Company’s Certificate of Incorporation. If the amendment is approved by the stockholders, it will become effective upon the filing of a Certificate of Amendment in accordance with the General Corporation Law of Delaware.

THE BOARD RECOMMENDS A VOTE FOR THIS PROPOSAL

STOCKHOLDER PROPOSALS

      In accordance with regulations issued by the SEC, stockholder proposals intended for presentation at the 2005 Annual Meeting of Stockholders must be received by the Secretary of the Company no later than November 25, 2004, if such proposals are to be considered for inclusion in the Company’s Proxy Statement. In accordance with the Company’s Bylaws, stockholder proposals intended for presentation at the 2005 Annual Meeting of Stockholders that are not intended to be considered for inclusion in the Company’s Proxy Statement must be received by the Secretary of the Company not later than 35 days prior to the 2005 Annual Meeting of Stockholders. For any proposal that is not submitted for inclusion in the next year’s Proxy Statement, but is instead sought to be presented directly at the 2005 Annual Meeting, Securities and Exchange Commission rules permit management to vote proxies in its discretion if the Company: (1) receives notice of the proposal before the close of business on February 8, 2005 and advises stockholders in the 2005 Proxy Statement about the nature of the matter and how management intends to vote on such matter; or (2) does not receive notice of the proposal prior to the close of business on February 8, 2005.

      In addition, in accordance with the Company’s Bylaws, stockholder proposals intended for presentation at the 2004 Annual Meeting of Stockholders that are not intended for inclusion in the Company’s Proxy Statement must be received by the Company not later than April 10, 2004. For any proposal that is not submitted for inclusion in this year’s Proxy Statement, but is instead sought to be presented directly at the 2004 Annual Meeting, Securities and Exchange Commission rules permit management to vote proxies in its discretion if the Company: (1) receives notice of the proposal before the close of business on February 9, 2004, and advises stockholders in this year’s Proxy Statement about the nature of the matter and how management intends to vote on such matter; or (2) does not receive notice of the proposal prior to the close of business on February 9, 2004.

      All proposals should be mailed via certified mail and addressed to Robert C. LaRose, Secretary, Landstar System, Inc., 13410 Sutton Park Drive South, Jacksonville, Florida 32224.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

      The Company and its intermediaries shall provide one copy of a proxy statement or annual report to two or more security holders who share an address in accordance with Rule 14a-3(e)(1) of the Securities Exchange Act of 1934, as amended, where consent of such security holders has been properly obtained and where neither the Company nor the intermediary has received contrary instructions from one or more of such security holders. The Company undertakes to deliver promptly upon written or oral request a separate copy of a proxy statement or annual report, as applicable, to any security holder at a shared address to which a single copy of the documents was delivered. A security holder can notify the Company that the security holder wishes to receive a separate copy of a proxy statement or annual report by contacting the Company at the following phone number and/or mailing address:

Landstar System, Inc. Investor Relations 13410 Sutton Park Drive South Jacksonville, FL 32224 Phone: 904-398-9400

      Security holders sharing an address can also request delivery of a single copy of a proxy statement or an annual report if they are receiving multiple copies of proxy statements or annual reports by contacting the Company at the preceding phone number and/or mailing address.

OTHER MATTERS

      Management knows of no matters that are to be presented for action at the meeting other than those set forth above. If any other matters properly come before the meeting, the persons named in the enclosed form of proxy will vote the shares represented by proxies in accordance with their best judgment on such matters.

PLEASE COMPLETE, SIGN, DATE AND RETURN THE

ENCLOSED PROXY CARD PROMPTLY

By Order of the Board of Directors

/s/ Robert C. LaRose ROBERT C. LAROSE
Vice President, Chief Financial Officer & Secretary

13410 Sutton Park Drive South

Jacksonville, FL 32224

      THE COMPANY WILL FURNISH, WITHOUT CHARGE, TO ANY STOCKHOLDER OF THE COMPANY WHO SO REQUESTS, A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 27, 2003, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. ANY SUCH REQUEST SHOULD BE DIRECTED TO LANDSTAR SYSTEM, INC., ATTENTION: HENRY H. GERKENS, INVESTOR RELATIONS, 13410 SUTTON PARK DRIVE SOUTH, JACKSONVILLE, FLORIDA 32224.

Appendix A

Charter of the Audit Committee

of the Board of Directors of
Landstar System, Inc.

As Adopted by the Board of Directors

on December 3, 2003

      This Charter sets forth, among other things, the purpose, membership and duties and responsibilities of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of Landstar System, Inc. (the “Corporation”).

1.	Purpose

      The purposes of the Committee are (a) to assist the Board in overseeing (i) the quality and integrity of the Corporation’s financial statements, (ii) the qualifications and independence of the Corporation’s independent auditor, (iii) the performance of the Corporation’s independent auditor and (iv) the Corporation’s compliance with legal and regulatory requirements; and (b) to prepare the report of the Committee required to be included in the Corporation’s annual proxy statement under the rules of the U.S. Securities and Exchange Commission (the “SEC”).

2.	Membership

      The Committee shall consist of at least three members. The members of the Committee shall be appointed by the action of a majority of the independent directors (within the meaning of Section 10A(m) under the Securities Exchange Act of 1934 (the “Exchange Act”) of the Board on the recommendation of such independent directors. Members of the Committee shall serve at the pleasure of the majority of such independent directors of the Board and for such term or terms as such directors may determine.

      Each member of the Committee shall satisfy the independence requirements relating to directors and audit committee members (a) of the Nasdaq Stock Market, Inc. and (b) under Section 10A(m) of the Securities Exchange Act added by Section 301 of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), and any related rules and regulations promulgated thereunder by the SEC.

      No director may serve as a member of the Committee if such director serves on the audit committee of more than two other public companies, unless the Board determines that such simultaneous service would not impair the ability of such director to effectively serve on that Committee.

      The Committee shall use its reasonable best efforts to ensure that each member of the Committee shall be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement at the time the director joins the Committee. In addition, the Committee shall use its reasonable best efforts to ensure that at least one member of the Committee shall qualify as a financial expert, as such term is defined by the SEC in Item 401 of Regulation S-K.

3.	Structure and Operations

      The Board shall designate one member of the Committee as its chairperson. The affirmative vote of a majority of the members of the Committee is necessary for the adoption of any resolution. The Committee may create one or more subcommittees and may delegate, in its discretion, all or a portion of its duties and responsibilities to such subcommittee. The Committee may delegate to one or more designated members of the Committee the authority to grant preapprovals of audit and non-audit services pursuant to Section 10A(i)(3) of the Exchange Act, added by Section 202 of the Sarbanes-Oxley Act, and any related rules promulgated thereunder by the SEC, which preapprovals shall be presented to the full Committee at the next scheduled meeting.

      The Committee shall have a regularly scheduled meeting at least once every fiscal quarter and shall meet separately at the meeting with management and with the independent auditor, at such times and places as shall be determined by the Committee chairperson to be necessary or appropriate, and may have such additional meetings as the Committee chairperson or a majority of the Committee’s members deem necessary or appropriate. The Committee may request (a) any officer or employee of the Corporation, (b) the Corporation’s outside counsel or (c) the Corporation’s independent auditor to attend any meeting (or portions thereof) of the Committee, or to meet with any members of or consultants to the Committee, and to provide such information as the Committee deems necessary or appropriate.

      Members of the Committee may participate in a meeting of the Committee by means of conference call or similar communications arrangements by means of which all persons participating in the meeting can hear each other.

4.	Duties and Responsibilities

      The Committee’s duties and responsibilities shall include each of the items enumerated in this Section 4 and such other matters as may from time to time be delegated to the Committee by the Board.

Reports to Board; Review of Committee Performance and Charter

      (a) The Committee shall, as and when it deems necessary or appropriate, report regularly to the Board and review with the Board any issues that arise with respect to:

(i) the quality or integrity of the Corporation’s financial statements;

(ii) the performance or independence of the Corporation’s independent auditor; and

(iii) the Corporation’s compliance with legal and regulatory requirements.

      (b) The Committee shall review and re-assess annually the adequacy of this Charter and recommend any proposed changes to the Board for approval.

The Corporation’s Relationship with the Independent Auditor

      (c) The Committee shall have the sole and direct responsibility and authority for the appointment and termination (subject, if applicable, to stockholder ratification), compensation, retention and oversight of the work of each independent auditor engaged by the Corporation for the purpose of preparing or issuing an audit report or related work, or performing other audit, review or attest services for the Corporation, and each such independent auditor shall report directly to the Committee. The Committee shall be responsible for resolving disagreements between management and each such independent auditor regarding financial reporting. The Committee shall have the responsibility and authority to approve, in advance of the provision thereof, all audit services and, subject to the de minimis exception set forth in Section 10A(i) of the Exchange Act and the rules and regulations promulgated thereunder, all permitted non-audit services to be provided to the Corporation by any such independent auditor. The Committee shall have the sole authority to approve any compensation payable by the Corporation for any approved audit or non-audit services to any such independent auditor, including the fees, terms and conditions for the performance of such services.

      (d) The Committee shall, at least annually;

(i) obtain a written report by the independent auditor describing, to the extent permitted under applicable auditing standards:

(A) the independent auditor’s internal quality-control procedures;

(B) any material issues raised by the most recent quality–control review, or peer review, of the independent auditor, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditor, and any steps taken to deal with any such issues; and

(C) all relationships between the independent auditor and the Corporation; and

(ii) to the extent it deems necessary or appropriate, review the foregoing report and the independent auditor’s work throughout the year and evaluate the independent auditor’s qualifications, performance and independence, including a review and evaluation of the lead partner on the independent auditor’s engagement with the Corporation, actively engage in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditor, take or recommend that the full Board take appropriate action to oversee the independence of the auditor, and present its conclusions to the Board and, if so determined by the Committee, recommend that the Board take additional action to satisfy itself of the qualifications, performance and independence of the independent auditor.

      (e) The Committee shall, at least annually, discuss with the independent auditor, without the presence of management if deemed appropriate:

(i) the matters required to be discussed by Statement on Auditing Standards 61, as it may be modified or supplemented, relating to the conduct of the audit, including (i) methods used to account for significant unusual transactions; (ii) the effect of authoritative guidance or consensus; (iii) the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor’s conclusions regarding the reasonableness of those estimates; and (iv) disagreements with management over the application of accounting principles, the basis for management’s accounting estimates, and the disclosures in the financial statements;

(ii) the audit process, including, without limitation, any problems or difficulties encountered in the course of performance of the audit, including any restrictions on the independent auditor’s activities or access to requested information imposed by management, and management’s response thereto, and any significant disagreements with management; and

(iii) the Corporation’s internal controls.

      (f) The Committee shall, as it deems necessary or appropriate, consider and establish, as the case may be, policies for the Corporation’s hiring of employees or former employees of the independent auditor.

      (g) The Committee shall review, and discuss as appropriate with management and the independent auditor, the report of the independent auditor required by Section 10A(k) of the Exchange Act, which must address (i) all critical accounting policies and practices to be used; (ii) all alternative treatments of financial information within GAAP that have been discussed with management, ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the independent auditor; and (iii) other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

Financial Reporting and Disclosure Matters

      (h) The Committee shall, as and to the extent it deems necessary or appropriate, review and discuss with management and the independent auditor:

(i) the annual audit, the scope, planning and staffing of the annual audit;

(ii) the Corporation’s annual audited financial statements and quarterly financial statements, including the Corporation’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the results of the independent auditor’s reviews of the quarterly financial statements;

(iii) significant issues regarding accounting and auditing principles and practices and financial statement presentations, including all critical accounting policies and estimates, any significant changes in the Corporation’s selection or application of accounting principles and any significant issues as to the adequacy of the Corporation’s internal controls and any special audit steps adopted in light of material control deficiencies;

(iv) analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements;

(v) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements;

(vi) any significant changes to the Corporation’s auditing and accounting principles and practices suggested by the independent auditor or management; and

(vii) management’s internal control report prepared in accordance with rules promulgated by the SEC pursuant to Section 404 of the Sarbanes-Oxley Act.

      (i) The Committee shall recommend to the Board whether the annual audited financial statements should be included in the Corporation’s Form 10-K.

      (j) The Committee shall, as and to the extent it deems necessary or appropriate, review and discuss with management the Corporation’s practices regarding earnings press releases and the provision of financial information and earnings guidance by management to analysts and ratings agencies.

      (k) The Committee shall, as and to the extent it deems necessary or appropriate, review and discuss with management the Corporation’s guidelines and policies with respect to the process by which the Corporation undertakes risk assessment and risk management, including discussion of the Corporation’s major financial risk exposures and the steps management has taken to monitor and control such exposures.

      (l) The Committee shall review and discuss with the CEO and CFO the procedures undertaken in connection with the CEO and CFO certifications for Form 10-Ks and Form 10-Qs, including their evaluation of the Corporation’s disclosure controls and procedures and internal controls.

      (m) The Committee shall annually obtain from the independent auditor assurance that the audit was conducted in a manner consistent with Section 10A of the Exchange Act.

Compliance Matters and Other

      (n) The Committee shall establish and maintain procedures for:

(i) the receipt, retention, and treatment of complaints received by the Corporation regarding accounting, internal accounting controls, or auditing matters; and

(ii) the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters.

      (o) The Committee shall, as and to the extent it deems necessary or appropriate, review with management and the independent auditor any correspondence with regulators or governmental agencies and any employee complaints or published reports that raise material issues regarding the Corporation’s financial statements or accounting policies.

      (p) The Committee shall, as and to the extent it deems necessary or appropriate, review with the Corporation’s general counsel any legal matters that may have a material impact on the financial statements or the compliance policies of the Corporation and its subsidiaries, and any material reports or inquiries received by the Corporation or any of its subsidiaries from regulators or governmental agencies.

      (q) The Committee shall exercise such other powers as may from time to time be delegated to the Committee by the Board and, as and to the extent the Committee deems necessary or appropriate, perform such other duties and responsibilities as are incidental to the purposes, duties and responsibilities specified herein.

5.	Authority and Resources

      The Committee may, without further approval by the Board, obtain such advice and assistance, including, without limitation, the performance of special audits, reviews and other procedures, from outside accounting, legal or other advisors as the Committee determines to be necessary or advisable in connection with the discharge of its duties and responsibilities hereunder. Any accounting, legal or other advisor retained by the Committee may, but need not be, in the case of an outside accountant, the same accounting firm employed by the Corporation for the purpose of rendering or issuing an audit report on the Corporation’s annual financial statements, or in the case of an outside legal or other advisor, otherwise engaged by the Corporation for any other purpose.

      The Corporation shall pay to any independent auditor employed by the Corporation for the purpose of rendering or issuing an audit report or performing other audit, review or attest services and to any outside accounting, legal or other advisor retained by the Committee pursuant to the preceding paragraph such compensation, including without limitation, usual and customary expenses and charges, as shall be determined by the Committee. The Corporation shall pay ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

Appendix B

Charter of the Nominating and Corporate Governance Committee

of the Board of Directors of
Landstar System, Inc.

As Adopted by the Board of Directors

February 27, 2004

      This Charter sets forth, among other things, the purpose, membership and duties and responsibilities of the Nominating and Corporate Governance Committee (the “Committee”) of the Board of Directors (the “Board”) of Landstar System, Inc. (the “Corporation”).

1.	Purpose

      The purpose of the Committee is: (a) to identify individuals qualified and suitable to become Board members and recommend to the Board the director nominees for each annual meeting of stockholders; and (b) to develop and recommend to the Board a set of corporate governance principles applicable to the Corporation.

2.	Membership

      The Committee shall consist of at least three members. The initial members of the Committee shall be appointed by the Board and thereafter the members of the Committee shall be appointed by the Board on the recommendation of the Committee, which shall recommend for Committee membership such directors as it believes are qualified. Members of the Committee shall serve at the pleasure of the Board for such term or terms as the Board may determine.

      Each member of the Committee shall satisfy the director independence requirements of the NASDAQ.

3.	Structure and Operations

      The Board shall designate one member of the Committee as its chairperson. The chairperson shall provide notice at least 24 hours in advance of any meeting of the Committee to each member of the Committee. Such notice need not be in writing and need not include a statement of the business to be transacted at or the purpose of the meeting. No notice to or waiver by any member of the Committee shall be required with respect to any meeting at which such member is present.

      For purposes of acting at any meeting of the Committee, a majority of the members of the Committee shall constitute a quorum for the transaction of business. The Committee may adopt any resolution by either the affirmative vote at a meeting of a majority of the members of the Committee or by the unanimous written consent of all members of the Committee acting without a meeting. The Committee may create one or more subcommittees and may delegate, in its discretion, all or a portion of its duties and responsibilities to such subcommittees.

      The Committee shall meet at least twice a year, at such times and places as shall be determined by the Committee chairperson, and may have such additional meetings as the Committee chairperson or a majority of the Committee’s members deem necessary or desirable. Members of the Committee may participate in a meeting of the Committee by means of conference call or similar communications arrangements by means of which all persons participating in the meeting can hear each other. The Committee may invite such members of management to its meetings as it may deem desirable or appropriate.

4.	Duties and Responsibilities

      The Committee’s duties and responsibilities shall include each of the items enumerated in this section and such other matters as may from time to time be delegated to the Committee by the Board.

      (a) The Committee shall recommend to the Board appropriate criteria for the selection of new directors and shall periodically review the criteria adopted by the Board and, if deemed desirable, recommend to the Board changes to such criteria.

      (b) The Committee shall identify and recommend to the Board candidates the Committee believes are qualified and suitable to become members of the Board consistent with criteria for selection of new directors adopted from time to time by the Board; and recommend to the Board the nominees to stand for election as directors at each annual meeting of stockholders or, if applicable, at any special meeting of stockholders. In the case of a vacancy in the office of a director (including a vacancy created by an increase in the size of the Board), the Committee shall recommend to the Board an individual to fill such vacancy through appointment by a majority of the Corporation’s directors.

      (c) The Committee shall identify Board members qualified to fill vacancies on any committee of the Board (including the Committee), and recommend that the Board appoint the identified member or members to the respective committee. In recommending a member for committee membership, the Committee shall take into consideration the factors set forth in the charter of the committee, if any, as well as any other factors it deems appropriate, including without limitation, the Corporation’s corporate governance principles, the consistency of the member’s experience with the goals of the committee and the interplay of the member’s experience with the experience of the other committee members.

      (d) The Committee shall make recommendations to the Board from time to time as to changes in the size of the Board that the Committee believes to be desirable.

      (e) The Committee shall oversee the system of corporate governance of the Corporation, including: (i) developing and recommending to the Board a set of corporate governance principles for the Corporation; (ii) reviewing and reassessing the adequacy of the principles at least annually; and (iii) recommending to the Board for approval any such changes to the principles as the Committee believes are appropriate.

      (f) The Committee shall establish procedures for the Committee to exercise oversight of the evaluation of the Board and management.

      (g) The Committee shall report periodically to the Board on all matters for which the Committee has been delegated responsibility

      (h) The Committee shall undertake and review with the Board an annual performance evaluation of the Committee, which shall compare the performance of the Committee with the requirements of this Charter and set forth the goals and objectives of the Committee for the upcoming year. The Committee shall conduct such performance evaluation in such manner as the Committee deems appropriate, and may report the results of its performance evaluation through an oral report by the chairperson of the Committee or any other member of the Committee designated by the Committee to make this report.

      (i) The Committee shall annually review and reassess the adequacy of this Charter and recommend to the Board for approval such changes as the Committee believes are appropriate.

      (j) The Committee shall exercise such other powers and perform such other duties and responsibilities as are incidental to the purposes, duties and responsibilities specified herein and as may from time to time be delegated to the Committee by the Board.

5.	Authority and Resources

      The Committee shall have the sole authority, without further approval by the Board, to select, retain and terminate a consultant or search firm to be used to identify director candidates and to approve any compensation payable by the Corporation to such consultant or search firm, including the fees, terms and other conditions for the performance of such services. In addition, the Committee may, without further approval by the Board, obtain such advice and assistance from outside legal or other advisors as the Committee determines to be necessary or advisable in connection with the discharge of its duties and responsibilities hereunder. Any legal or other advisor retained by the Committee may, but need not, be otherwise engaged by the Corporation for any other purpose.

      The Corporation shall pay to any consultant or search firm or outside legal or other advisor retained by the Committee pursuant to the preceding paragraph such compensation, including, without limitation, usual and customary expenses and charges, as shall be determined by the Committee.

LANDSTAR SYSTEM, INC.
13410 SUTTON PARK DRIVE SOUTH
JACKSONVILLE, FL 32224

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

     The undersigned hereby appoints Robert C. LaRose and Dennis P. Owen, jointly and severally, as Proxies, each with the power to appoint his substitute, and hereby authorizes each or both of them to represent and to vote, as designated on the reverse side, all of the shares of Common Stock of Landstar System, Inc. held of record by the undersigned on March 19, 2004, at the Annual Meeting of Shareholders to be held on May 13, 2004 or any adjournment thereof. None of the matters to be acted upon, each of which has been proposed by Landstar System, Inc. (the “Company”), is related to or conditioned on the approval of other matters.

**CONTINUED AND TO BE SIGNED ON REVERSE SIDE**

FOLD AND DETACH HERE

To change your address mark this box ☐

To include comments, please mark this box ☐

Comments or change of address

Landstar System, Inc. P.O. Box 11113 New York, NY 10203-0113

This proxy when properly executed will be voted in accordance with the specifications made herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR ALL Proposals.

**PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE
ENCLOSED ENVELOPE**

VOTES MUST BE INDICATED (X) IN BLACK OR BLUE INK.

1.	ELECTION OF DIRECTORS

FOR all nominees listed to the right (except as marked to the contrary)	☐	(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name below)

WITHHOLD AUTHORITY to vote for all nominees listed to the right	☐	WILLIAM S. ELSTON MERRITT J. MOTT DIANA M. MURPHY

2.	RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS INDEPENDENT AUDITORS OF THE COMPANY FOR FISCAL 2004.

FOR ☐ AGAINST ☐ ABSTAIN ☐

3.	TO CONSIDER APPROVAL OF AN AMENDMENT TO ARTICLE IV OF THE COMPANY’S RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK OF THE COMPANY.

FOR ☐ AGAINST ☐ ABSTAIN ☐

4.	IN THEIR DISCRETION, EACH OF THE PROXIES IS AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

Please sign exactly as your name appears below. When shares are held by joint tenants, both should sign. When signed as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

DATED:

Share Owner Sign Here

Co-Owner Sign Here